PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                         STRONG MID CAP GROWTH FUND II

                   Supplement to Prospectus dated May 1, 1999



Effective immediately, the Strong Mid Cap Growth Fund II will define "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the S&P MidCap 400 Index at the time of investment. Previously, "medium-capitalization companies" was defined as companies with a market capitalization between $800 million and $8 billion at the time of investment.


          The date of this Prospectus Supplement is November 5, 1999.